EXHIBIT 99.2
VIASPACE INC.
UNAUDITED PRO FORMA COMBINED STATEMENTS
Note 1. Description of Merger and Related Events
On June 15, 2005, Global-Wide Publication Ltd. (“GW” or the “Company”) entered into an Agreement and Plan of Merger with ViaSpace Technologies LLC (“VST”) (the “Merger Agreement”). Pursuant to the Merger Agreement, on June 22, 2005, the Company issued 226,800,000 shares of Common Stock of the Company in exchange for 100% of the membership units of VST (the “Merger”). A total of 54,000,000 shares of common stock continue to be held by pre-existing Company shareholders. Total common shares outstanding on the effective date of the merger were 280,800,000 shares. In addition, on June 22, 2005, a 5 for 1 forward split was effective; a 6 for 1 forward split was previously effective on May 20, 2005. The authorized capital of the Company going forward will be 400,000,000 shares of common stock ($0.001 par value) and 5,000,000 shares of preferred stock ($0.001 par value). Effective on the date of the merger, the Company was renamed VIASPACE Inc.
On May 19, 2005, the Company entered into an Acquisition Agreement with a former director and officer of the Company, pursuant to which, upon the closing of the Merger with VST on June 22, 2005, the Company sold 100% of its interest in Marco Polo News Inc. (“MPW”), a wholly owned subsidiary of the Company, in exchange for the surrender of certificates equal to 2,100,000 shares of Company Common Stock (prior to the 6 for 1 forward stock split and the 5 for 1 forward stock split). Thus, as of June 22, 2005, the Company no longer had any ongoing operations in MPW.
On May 19, 2005, the Company entered into a Share Purchase Agreement with a former director and officer of the Company, pursuant to which, upon the closing of the Merger, the Company agreed to pay $24,000 for the surrender of 2,400,000 shares of the Company’s common stock (prior to the 6 for 1 forward stock split and the 5 for 1 forward stock split).
The unaudited pro forma combined balance sheet is presented as if the acquisition had taken place on December 31, 2004. The unaudited pro forma combined statement of operations for the year ended December 31, 2004, combines GW’s statement of operations for the twelve months ended December 31, 2004, with the statement of operations of VST for the same period.
In addition, the unaudited pro forma combined balance sheet is presented as if the acquisition had taken place on March 31, 2005. The unaudited pro forma combined statement of operations for the three months ended March 31, 2005, combines GW’s statement of operations for the three months ended March 31, 2005, with the statement of operations of VST for the same period.
The accompanying financial statements of VST presented in this report should be read in conjunction with VST’s audited financials statements and footnotes for the years ended December 31, 2004 and 2003, which are included in this Form-8K/A as Exhibit 99.1. Also included in Exhibit 99.1 are VST’s unaudited financial statements for the three months ended March 31, 2005 and 2004.
The accompanying financial statements of GW presented in this report should be read in conjunction with the historical financial statements of GW included in GW’s Form 10-KSB for the year ended September 30, 2004, and in GW’s Form 10-QSB for the six months ended March 31, 2005.
This transaction is being accounted for as a reverse acquisition since the control of the Company has passed to the stockholders of the acquired company.

VIASPACE INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
At December 31, 2004

		ViaSpace
	Global-Wide	Technologies,
	Publication Ltd.	LLC	Adjustments (a)	Pro Forma

ASSETS

Current Assets:
Cash & Cash Equivalents	$—	$1,932,637	$—	$1,932,637
Accounts Receivable	30,975	365,861	—	396,836
Prepaid Expenses	—	—	—	—

Total Current Assets	30,975	2,298,498	—	2,329,473

Fixed Assets:
Computer Equipment	—	41,595	—	41,595
Office Equipment & Furniture	—	21,148	—	21,148
Leasehold Improvements	—	50,447	—	50,447

Total Fixed Assets	—	113,190	—	113,190
Less Accumulated Depreciation	—	103,698	—	103,698

Total Fixed Assets, Net	—	9,492	—	9,492

Other Assets:
Marketable Securities	—	24,449	—	24,449

Total Other Assets	—	24,449	—	24,449

TOTAL ASSETS	$30,975	$2,332,439	$—	$2,363,414

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable	$61,252	$350,647	$—	$411,899
Accrued Expenses	—	210,963	—	210,963
Unearned Revenue	—	19,667	—	19,667
Current Portion of Long-Term Debt	—	14,843	—	14,843
Bank Indebtedness	10,772	—	—	10,772
Due to Related Party	5,548	12,376	24,000	41,924

Total Current Liabilities	77,572	608,496	24,000	710,068

Long-Term Debt	—	81,549	—	81,549

Minority Interest in Consolidated Subsidiaries	—	492,129	—	492,129

Shareholders’ Equity (Deficit):
Common Stock	6,300	—	274,500	280,800
Additional Paid-In Capital	44,700	—	(8,836)	35,864
Treasury Stock	—	—	(24,000)	(24,000)
Accumulated deficit	(97,597)	—	884,601	787,004
Members’ Capital	—	265,664	(265,664)	—
Members’ Deficit	—	884,601	(884,601)	—

Total Shareholders’ Equity (Deficit)	(46,597)	1,150,265	(24,000)	1,079,668

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$30,975	$2,332,439	$—	$2,363,414

(a) See note to unaudited pro forma combined statements.

VIASPACE INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

		ViaSpace
	Global-Wide	Technologies,
	Publication Ltd.	LLC	Adjustments (a)	Pro Forma

REVENUE:
Government contracts	$—	$287,500	$—	$287,500
Publication sales	147,743		(147,743)	—

Total Revenue	147,743	287,500	(147,743)	287,500

DIRECT COSTS:
Contract service fees	62,358	—	(62,358)	—
Printing, distribution and sorting	36,043	—	(36,043)	—
Government contract costs	—	202,718	—	202,718

Total Direct Costs	98,401	202,718	(98,401)	202,718

Net Profit	49,342	84,782	(49,342)	84,782

EXPENSES:
Professional Fees	34,047	54,464	(3,795)	84,716
Payroll and Payroll Taxes	—	79,788	—	79,788
Travel	19,350	54,557	(19,350)	54,557
Consulting Fees	8,000	39,369	(8,000)	39,369
Depreciation	—	36,344	—	36,344
Administrative Expenses	20,322	5,458	(13,066)	12,714
Rent	16,250	7,010	(15,050)	8,210
Franchise Taxes	—	14,167	—	14,167
Telephone & Internet	5,241	7,952	(5,241)	7,952
Property Taxes	—	13,068	—	13,068
Dues & Subscriptions	2,890	5,162	(2,890)	5,162
Bad Debt Expense (Recovery)	(788)	—	788	—

Total Operating Expenses	105,312	317,339	(66,604)	356,047

Net (Loss) from Operations	(55,970)	(232,557)	17,262	(271,265)

Other Income/Expenses:
Interest Income	—	1,086	—	1,086
Other Income	—	32,746	—	32,746
Interest Expense	—	(21,522)	—	(21,522)
Write-off of goodwill	(23,447)	—	—	(23,447)
Foreign currency adjustment	(4,290)	—	4,290	—

Total Other Income/Expense	(27,737)	12,310	4,290	(11,137)

Net (Loss) Before Minority Interest and Discontinued Operations	(83,707)	(220,247)	21,552	(282,402)

Loss from Discontinued Operations			(21,552)	(21,552)
Minority Interest in Net (Loss) of Consolidated Subsidiaries	—	11,493	—	11,493

Net (Loss)	$(83,707)	$(208,754)	$—	$(292,461)

(a) See note to unaudited pro forma combined statements.

VIASPACE INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
At March 31, 2005

		ViaSpace
	Global-Wide	Technologies,
	Publication Ltd.	LLC	Adjustments (a)	Pro Forma

ASSETS

Current Assets:
Cash & Cash Equivalents	$1,280	$2,862,629	$—	$2,863,909
Accounts Receivable	26,595	218,000	—	244,595
Prepaid Expenses	—	697	—	697

Total Current Assets	27,875	3,081,326	—	3,109,201

Fixed Assets:
Computer Equipment	—	43,354	—	43,354
Office Equipment & Furniture	—	21,148	—	21,148
Leasehold Improvements	—	50,447	—	50,447

Total Fixed Assets	—	114,949	—	114,949
Less Accumulated Depreciation	—	105,660	—	105,660

Total Fixed Assets, Net	—	9,289	—	9,289

Other Assets:
Security Deposit	—	1,502	—	1,502
Marketable Securities	—	33,617	—	33,617

Total Other Assets	—	35,119	—	35,119

TOTAL ASSETS	$27,875	$3,125,734	$—	$3,153,609

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable	$52,107	$284,205	$—	$336,312
Accrued Expenses	—	232,095	—	232,095
Unearned Revenue	—	93,000	—	93,000
Current Portion of Long-Term Debt	—	15,217	—	15,217
Due to Related Party	31,136	—	24,000	55,136

Total Current Liabilities	83,243	624,517	24,000	731,760

Long-Term Debt	—	127,592	—	127,592

Minority Interest	—	450,882	—	450,882

Shareholders’ Equity (Deficit):
Common Stock	6,300	—	274,500	280,800
Additional Paid-In Capital	44,700	—	980,658	1,025,358
Treasury Stock	—	—	(24,000)	(24,000)
Accumulated deficit	(106,368)	—	667,585	561,217
Members’ Capital	—	1,255,158	(1,255,158)	—
Members’ Deficit	—	667,585	(667,585)	—

Total Shareholders’ Equity (Deficit)	(55,368)	1,922,743	(24,000)	1,843,375

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,875	$3,125,734	$—	$3,153,609

(a) See note to unaudited pro forma combined statements.

VIASPACE INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2005

		ViaSpace
	Global-Wide	Technologies,
	Publication Ltd.	LLC	Adjustments (a)	Pro Forma

REVENUE:
Government Contracts	$—	$35,000	$—	$35,000
Commercial Contracts	—	11,667	—	11,667
Publication Sales	38,079	—	(38,079)	—

Total Revenue	38,079	46,667	(38,079)	46,667

DIRECT COSTS:
Contract service fees	15,736	—	(15,736)	—
Printing, distribution and sorting	9,721	—	(9,721)	—
Government Contract Costs	—	45,124	—	45,124

Total Direct Costs	25,457	45,124	(25,457)	45,124

Net Profit	12,622	1,543	(12,622)	1,543

EXPENSES:
Payroll and Payroll Taxes	—	176,825	—	176,825
Consulting Fees	—	44,001	—	44,001
Professional Fees	2,772	17,956	—	20,728
Travel	3,661	13,180	(3,661)	13,180
Administrative Expenses	5,962	10,396	(4,849)	11,509
Rent	3,928	6,401	(3,928)	6,401
Bad Debt Expense	5,344	—	—	5,344
Depreciation	—	1,962	—	1,962

Total Operating Expenses	21,667	270,721	(12,438)	279,950

Net (Loss) from Operations	(9,045)	(269,178)	(184)	(278,407)

Other Income/Expenses:
Interest Income	—	10,195	—	10,195
Interest Expense	—	(1,875)	—	(1,875)
Gain on Marketable Securities	—	9,168	—	9,168
Foreign currency adjustment	274	—	(274)	—

Total Other Income/Expense	274	17,488	(274)	17,488

Net (Loss) Before Minority Interest and Discontinued Operations	(8,771)	(251,690)	(458)	(260,919)

Income from Discontinued Operations	—	—	458	458
Minority Interest in Net (Loss) of Consolidated Subsidiaries	—	38,718	—	38,718

Net (Loss)	$(8,771)	$(212,972)	$—	$(221,743)

(a) See note to unaudited pro forma combined statements.